SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 27, 2003
                                                          ---------------


                             DONALDSON COMPANY, INC.
                             -----------------------
             (Exact name of Registrant as specified in its charter)




     Delaware                        1-7891                      41-0222640
------------------        ---------------------------       --------------------
    (State of                 (Commission File No.)             (IRS Employer
  Incorporation)                                             Identification No.)




                              1400 West 94th Street
                          Minneapolis, Minnesota 55431
                          ----------------------------
          (Address of principal executive offices, including zip code)


                                 (952) 887-3131
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

             99.1 Press release announcing results of operations for quarter and fiscal year ended July 31, 2003 of Donaldson Company Inc., dated August 27, 2003



Item 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             On August 27, 2003, Donaldson Company, Inc. issued a press release announcing its results of operations for the quarter and fiscal year ended July 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

             The information in the Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DONALDSON COMPANY, INC.

                                 By /s/ William M. Cook
                                    --------------------------------------------
                                 Name:  William M. Cook
                                 Title: Senior Vice President, International
                                        and Chief Financial Officer


Date: August 27, 2003

                                  EXHIBIT INDEX



Exhibit            Description

99.1 Press Release announcing results of operations for quarter and fiscal year ended July 31, 2003 of Donaldson Company Inc., dated August 27, 2003




















                                       3